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                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                           2003 EQUITY INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

                  This INCENTIVE STOCK OPTION AGREEMENT (the "Option Agreement"), dated as of the ____ day of ________________, 200_ (the "Grant Date"), is between Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Trust"), and ____________________ (the "Optionee"), a key employee of the Trust or one of its "Subsidiary Entities," as defined in the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the "Plan").

                  WHEREAS, the Trust desires to give the Optionee the opportunity to purchase shares of beneficial interest in the Trust ("Shares") in accordance with the provisions of the Plan, a copy of which is attached hereto;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Grant of Option. The Trust hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ________ Shares. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option Agreement. The Option granted hereunder is intended to be an incentive stock option ("ISO") meeting the requirements of the Plan and section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and not a nonqualified stock option ("NQSO").

                  2. Exercise Price. The exercise price of the Shares covered by this Option shall be $_______ per Share. It is the determination of the Trust's Executive Compensation and Human Resources Committee (the "Committee") that on the Grant Date the exercise price was not less than the greater of (i) 100% [(110% for an Optionee who owns more than 10% of the total combined voting power of all shares of stock of the Trust or of a Related Corporation - a "More-Than-10% Owner")] of the "Fair Market Value" (as defined in the Plan) of a Share, or (ii) the par value of a Share.

                  3. Term. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, this Option shall expire on ____ __, 20__ (the "Expiration Date"), which date is not more than 10 years [(five years in the case of a More-Than-10% Owner)] from the Grant Date. This Option shall not be exercisable on or after the Expiration Date.





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                  4. Exercise of Option. The Optionee shall have the right to purchase from the Trust, on and after the following dates, the following number of Shares, provided the Optionee has not terminated his or her service as of the applicable vesting date:

                       Date Installment
                     Becomes Exercisable              Number of Option Shares
                     -------------------              -----------------------

                  ________________________                         _____ Shares
                  ________________________           an additional _____ Shares
                  ________________________           an additional _____ Shares
                  ________________________           an additional _____ Shares

The Committee may accelerate any exercise date of the Option, in its discretion, if it deems such acceleration to be desirable. Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.

                  5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written notice to the Trust at its principal office, which is presently located at 200 South Broad Street, Philadelphia, PA 19102-3803. The form of such notice is attached hereto and shall state the election to exercise the Option and the number of whole Shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; and shall be accompanied by payment of the full exercise price of such Shares. Only full Shares will be issued.

                  The exercise price shall be paid to the Trust -

                  (a) in cash, or by check (in a form acceptable to the Committee), bank draft, or postal money order;

                  [THE COMMITTEE SHOULD SELECT WHICH, IF ANY, OF THE FOLLOWING METHODS OF PAYMENT, AS SET FORTH IN BRACKETS, WILL BE PERMITTED IN ADDITION TO
(A):]

                  [(b) in Shares previously acquired by the Optionee; provided, however, that such Shares have been held by the Optionee for such period of time as required to be considered "mature" Shares for purposes of accounting treatment;

                  (c) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                  (d) in any combination of (a), (b) and (c).]

In the event the exercise price is paid, in whole or in part, with Shares, the portion of the exercise price so paid shall be equal to the Fair Market Value of the Shares surrendered on the date of exercise.




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                  Upon receipt of notice of exercise and payment, the Trust
shall deliver a certificate or certificates representing the Shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon the receipt of a certificate(s) representing such Shares.

                  Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship), and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person after the death or "Disability" (as defined in Section 2(l) of the Plan) of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that are purchased upon exercise of the Option as provided herein shall be fully paid and non-assessable.

                  6. Non-Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his or her Disability, by his or her guardian or legal representative.

                  7. Termination of Employment. If the Optionee's employment with the Trust and all Subsidiary Entities is terminated for any reason (other than death or Disability) prior to the Expiration Date, this Option may be exercised, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of such termination of employment, or to any greater extent permitted by the Committee in its discretion, by the Optionee at any time prior to the earlier of (i) the Expiration Date, or (ii) three months after such termination of employment.

                  8. Disability. If the Optionee incurs a Disability during his or her employment and, prior to the Expiration Date, the Optionee's employment is terminated as a consequence of such Disability, this Option may be exercised, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of such termination of employment, or to any greater extent permitted by the Committee in its discretion, by the Optionee or by the Optionee's legal representative at any time prior to the earlier of (i) the Expiration Date, or (ii) one year after such termination of employment.

                  9. Death. If the Optionee dies during his or her employment and prior to the Expiration Date, or if the Optionee's employment is terminated for any reason (as described in ParagraphS 7 and 8) and the Optionee dies following his or her termination of employment, but prior to the earliest of (i) the Expiration Date, (ii) the expiration of the period determined under Paragraph 7 or 8 (as applicable to the Optionee), or (iii) three months following the Optionee's termination of employment, this Option may be exercised, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee in its discretion, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee's death, at any time prior to the earlier of (i) the Expiration Date or (ii) one year after the date of the Optionee's death.





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                  10. Disqualifying Disposition of Option Shares. The Optionee
agrees to give written notice to the Trust, at its principal office, if a "disposition" of the Shares acquired through exercise of the Option granted hereunder occurs at any time within two years after the Grant Date or within one year after the transfer to the Optionee of such Shares. Optionee acknowledges that if such disposition occurs, the Optionee generally will recognize ordinary income as of the date the Option was exercised in an amount equal to the lesser of (i) the Fair Market Value of the Shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition of such Shares minus the exercise price. For purposes of this Paragraph, the term "disposition" shall have the meaning assigned to such term by section 424(c) of the Code.

                  11. Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of the Optionee under, the Plan and Options granted thereunder.

                  IN WITNESS WHEREOF, the Trust has caused this Incentive Stock Option Agreement to be duly executed by its duly authorized officer, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                                     PENNSYLVANIA REAL ESTATE
                                                     INVESTMENT TRUST



                                                     By:________________________



                                                     ___________________________
                                                                       Optionee







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                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                           2003 EQUITY INCENTIVE PLAN

                  Notice of Exercise of Incentive Stock Option


                  I hereby exercise the incentive stock option granted to me pursuant to the Incentive Stock Option Agreement dated as of _____________ __, 200_, by Pennsylvania Real Estate Investment Trust (the "Trust"), with respect to the following number of Shares, par value $1.00 per Share, covered by said option:

                  Number of Shares to be purchased   __________________

                  Purchase price per Share           $_________________

                  Total purchase price               $_________________

         A. Enclosed is cash or my check, bank draft, or money order in the amount of $________ in full/partial [CIRCLE ONE] payment for such Shares; [SELECT B AND C IF SIMILAR SELECTIONS WERE MADE IN PARAGRAPH 5 OF THE AGREEMENT]

                                     and/or

         B. Enclosed is/are ________ Share(s) with a total fair market value of $______ on the date hereof in full/partial [CIRCLE ONE] payment for such Shares;

                                     and/or

         C. I have provided notice to ________ [INSERT NAME OF BROKER], a broker, who will render full/partial [CIRCLE ONE] payment for such Shares. [OPTIONEE SHOULD ATTACH TO THE NOTICE OF EXERCISE PROVIDED TO SUCH BROKER A COPY OF THIS NOTICE OF EXERCISE AND IRREVOCABLE INSTRUCTIONS TO PAY TO THE TRUST THE FULL/PARTIAL (AS ELECTED ABOVE) EXERCISE PRICE.]

                  Please have the certificate or certificates representing the purchased Shares registered in the following name or names:* __________________, and sent to _________________________________.



DATED: ____________________________, 200_           ____________________________
                                                        Optionee's Signature


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*        Certificates may be registered in the name of the Optionee alone or in the joint names (with right of survivorship) of the Optionee and his or her spouse.